UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2025

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02Unregistered Sales of Equity Securities.

On November 3, 2025, Invesco Commercial Real Estate Finance Trust, Inc. (the "Company") sold shares of common stock as follows:

	Number of Shares Sold	Transaction Price Per Share	Upfront Selling Commissions	Aggregate Consideration
Class S-1 Common Stock	785,706	$25.0544	$129,806	$19,815,209
Class I Common Stock	468,605	$25.0188	$—	$11,723,925
Class S Common Stock	12,088	$24.9513	$3,782	$305,400
Class E Common Stock	1,949	$25.6600	$—	$50,000

In addition, on November 3, 2025 the Company issued a total of 65,655 shares of Class E Common Stock to Invesco Advisers, Inc. ("IAI") as payment for its quarterly management fee under the Amended and Restated Advisory Agreement among the Company, Invesco Commercial Real Estate Finance Investments, LP, and IAI, of $1,684,709.

The transaction price per share of each class of common stock sold on November 3, 2025 was equal to the net asset value per share of each such class of common stock as of September 30, 2025.

In addition, on December 1, 2025, the Company sold shares of common stock as follows:

	Number of Shares Sold	Transaction Price Per Share	Upfront Selling Commissions	Aggregate Consideration
Class S-1 Common Stock	963,738	$25.0709	$142,442	$24,304,226
Class I Common Stock	516,266	$25.0350	$—	$12,924,717
Class S Common Stock	11,295	$24.9666	$—	$282,000
Class E Common Stock	7,775	$25.7236	$—	$200,000

The transaction price per share of each class of common stock sold on December 1, 2025 was equal to the net asset value per share of each such class of common stock on October 31, 2025.

The purchase price per share of each class of common stock was equal to the transaction price per share of each such class of common stock plus any upfront selling commissions.

The following table details the common shares issued under the Company's distribution reinvestment plan:

	Issuance Date	Number of Shares	Price Per Share	Total Value
Class S-1 Common Stock	10/16/2025	79,439	$25.0630	$1,990,985
Class S Common Stock	10/16/2025	344	$24.9617	$8,577
Class D Common Stock	10/16/2025	77	$24.9413	$1,930
Class I Common Stock	10/16/2025	28,114	$25.0272	$703,625
Class E Common Stock	10/16/2025	658	$25.6253	$16,872
Class F Common Stock	10/16/2025	60,801	$25.7871	$1,567,875
Class S-1 Common Stock	11/12/2025	73,979	$25.0544	$1,853,501
Class S Common Stock	11/12/2025	362	$24.9513	$9,033
Class D Common Stock	11/12/2025	69	$24.9306	$1,728
Class I Common Stock	11/12/2025	26,751	$25.0188	$669,285
Class E Common Stock	11/12/2025	641	$25.6600	$16,444
Class F Common Stock	11/12/2025	54,365	$25.8143	$1,403,395

The transactions reflected above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder as they did not involve any public offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Clifford Stoops
Clifford Stoops
Chief Accounting Officer

Date: December 5, 2025